EXHIBIT 32.1

CERTIFICATIONS OF MICHAEL S. DELL, CHAIRMAN AND
CHIEF EXECUTIVE OFFICER, AND BRIAN T. GLADDEN, SENIOR VICE PRESIDENT AND CHIEF
FINANCIAL OFFICER, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of Dell Inc. hereby certify that (a) Dell’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2008, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (b) information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Dell.

/s/ MICHAEL S. DELL
Date: December 4, 2008

Michael S. Dell Chairman and Chief Executive Officer Dell Inc.

/s/ BRIAN T. GLADDEN
Date: December 4, 2008

Brian T. Gladden Senior Vice President and Chief Financial Officer Dell Inc.

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